SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):       November 29, 2004

KIRKLAND’S, INC.

(Exact Name of Issuer as Specified in Charter)

Tennessee (State or Other Jurisdiction of Incorporation or Organization)	000-49885 (Commission File Number)	62-1287151 (I.R.S. Employer Identification Number)

805 North Parkway
Jackson, Tennessee 38305
(Address of Principal Executive Offices)

(731) 668-2444
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers

At a meeting of the Board of Directors of Kirkland’s, Inc (the “Company”) held on November 29, 2004, Ralph T. Parks and Steven J. Collins were elected to the board of directors of the Company, and Mr. Parks was elected to the Audit Committee of the Board of Directors.

Item 7.01 Financial Statements and Exhibits

At a meeting of the Board of Directors of the Company held on November 29, 2004, Robert E. Alderson, the Company’s President and Chief Executive Officer, was elected as Chairman of the Board of Directors, replacing Carl Kirkland, who was elected as Chairman Emeritus and remains as a director.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of the Company, dated December 3, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland’s, Inc.

	By:	/s/ Robert E. Alderson

Date: December 3, 2004		Robert E. Alderson
President and Chief Executive Officer